Transaction Summary
On February 13, 2014, Easton-Bell Sports, Inc. reached an agreement to sell the assets of its Easton Baseball /
Softball business to Bauer Performance Sports (“Bauer”) for $330MM
– Closing expected in March / April 2014
Easton-Bell Sports, Inc. also announced that it is working towards an agreement with a third party for the sale of its Easton Hockey business
– Easton Hockey will be an Unrestricted Subsidiary until it is sold
Proceeds from the sale will be used in conjunction with a new financing to retire the existing Easton-Bell Sports,
Inc. 2016 Senior Secured Notes, the EB Sports Corp. HoldCo Facility, and pay anticipated transaction fees and expenses
– $30MM of proceeds earmarked as unrestricted HoldCo cash to fund acquisitions or capital structure changes
The contemplated new financing includes the following:
– $150MM 5-year ABL (undrawn at closing)
(1)
– $205MM 7-year 1
st
Lien Term Loan
– $105MM 8-year 2
nd
Lien Term Loan
The contemplated new financing represents, on a pro forma basis, 1st Lien Debt / Pro Forma Adj. EBITDA of
3.3x, Total Debt / Pro Forma Adj. EBITDA of 5.0x, and Net Debt / Pro Forma Adj. EBITDA of 4.7x
Upon completion of these transactions, Easton-Bell Sports, Inc. will be renamed BRG Sports, Inc.
Note
1.ABL revolver may be additionally drawn for seasonal working capital needs unrelated to funding the transaction
Exhibit 99.1

Transaction Overview: Financing of BRG Sports
(5)
(3)
(7)
(4)
(2)
(6)
(2)
PF Capitalization | Credit Statistics
Pro Forma ($MM) 12/28/2013
Cash on Balance Sheet 19
New ABL Revolver ($150MM capacity) 0
New Term Loan (1st Lien) 205
New Term Loan (2nd Lien) 105
Total Debt 310
PF 2013E Adj. EBITDA 62
1st Lien Debt / PF Adj. EBITDA 3.3x
2nd Lien Debt / PF Adj. EBITDA 1.7x
Bank Debt / PF Adj. EBITDA 5.0x
Total Debt / PF Adj. EBITDA 5.0x
Net Debt / PF Adj. EBITDA 4.7x
Sources & Uses
Sources Amount ($MM)
%
(1)
New ABL Revolver ($150MM capacity) 0 0
New 1st Lien Term Loan 205 32
New 2nd Lien Term Loan 105 16
Net Proceeds from Asset Sale 337 52
Total Sources 647 100
Uses Amount ($MM)
%
(1)
Retire ABL Facility 23 4
Retire Senior Notes 350 54
Retire HoldCo Facility 145 22
HoldCo Unrestricted Cash Allocation 30 5
Partial Long-Term Incentive Payout 23 4
Transaction Costs, Financing Fees, and OID 52
8
Cash for Capitalizing Hockey 15 2
Cash for Restructuring Post-Transaction 9 1
Total Uses 647 100
Notes
1.
Figures may not add due to rounding
2.
ABL revolver may be additionally drawn for seasonal working capital needs unrelated to funding the transaction
3.
Sale price of $330MM, adjusted for working capital, IP settlement, and escrowed proceeds
4.
Includes accrued interest of $3MM as of December 28, 2013
5.
Long-term incentive payments to Easton Sports, Inc. employees, former EBS management, group of current BRG employees, and certain Board members
6.
Includes $10 million of financing fees and OID, bond breakage costs of $17 million ($350 million senior notes outstanding x 4.875% call premium), and other transaction costs of $26 million
7.
A reconciliation of the non-GAAP measures presented to the comparable GAAP information can be found on page 51 of this presentation

...With Market Leading Positions
Leading Positions Across All Categories
Market Share (%)
Sources: 2013 NAERA data, Leisure Trends, Management Estimates
56%
62%
56%
42%
41%
Football Helmets Reconditioning
Services
U.S. Mass Cycling
Accessories
Global Specialty
Cycling Helmets
U.S. Snow Helmets

Riddell: The Football Specialty Company
A Leader in Football Equipment Impressive and Continuous Growth
Broad Customer Base With Little Concentration
Premier developer, manufacturer and reconditioner
of football equipment, uniforms, and accessories
Leading market positions in each category
– 56% market share by sales in helmets
– Meaningful share increases over the past five
years
– Majority of players wear Riddell helmets
Record revenue and EBITDA performance
– Share-driven unit growth and consistent ASP
increases
– High gross margins with improvement through
innovation and reconditioning relocation
– SG&A leverage despite R&D and marketing
investments
– Strong free cash flow profile
Industry highly concentrated, only a few key players
– Riddell, Schutt, and Rawlings
2013E Net Sales, %
$144
$160
$177
$203
$205
43.9%
43.3%
43.1% 44.5% 44.1%
Net Sales ($MM)
Gross Margin (%)
Institutional Sales
63%
Reconditioning
24%
Consumer
13%
A favorite among NFL professionals
2009 2010 2011 2012 2013E

NFL-Related Litigation Summary
Case Overview
Since 2011, roughly 5,000 former NFL players have filed claims against the NFL
Only 25% of these plaintiffs have made a claim against Riddell
Although there is some overlap, the claims made against Riddell are different from those made against the NFL
The claims made in the cases naming Riddell primarily relate to:
Product Design
Product Manufacturing
Adequacy of Warnings
Riddell has denied liability in early court filings and will continue to vigorously defend itself
NFL players were not required to wear Riddell helmets, and not all NFL players wore Riddell helmets
It is possible that certain cases against Riddell will proceed to “bellwether” trials
Riddell has substantial insurance coverage over 50+ years for the NFL player claims
More than 80% of Riddell’s defense expenses are being paid by its insurers

NFL-Related Litigation Summary (Cont’d)
Timeline & Process
– A proposed settlement was reached between the plaintiffs and the NFL in late summer 2013
– Riddell is not a party to the proposed settlement between the plaintiffs and the NFL
– Riddell is under no obligation to settle with the plaintiffs
– If claims against Riddell are not resolved by settlement, the litigation will proceed and the Judge will likely rule on pending procedural motions
– Thereafter, depending on the outcome of the first round of motions, Riddell will likely file a second round of motions, focused more on the deficiencies in the plaintiffs' specific claims.
– After that, discovery about facts supporting the claims and defenses may be exchanged by the parties, depending on the Court’s rulings on the Riddell defendants’ preliminary motions
– Therefore, Riddell is limited in what it can discuss on these matters
In Summer 2013, the MDL Judge ordered the parties to participate in mediation
We do not expect any major milestones in the case involving Riddell until the proposed settlement between plaintiffs and the NFL gets preliminarily approved
The court entered a “gag” order prohibiting Riddell and its counsel from publicly discussing the mediation process

Multiple Lines of Defense 1 Product Liability Theory Evidentiary Support / Statute of Limitations Process and Timing Insurance Coverage 2 3 4

$291
$301
$310
$300
$306
29.1%
31.7%
33.3%
33.6%
33.1%
2009
2010
2011
2012
2013E

Blackburn
EASTON
GIRO
BELL

BRG | SPORTS

2013E Net Sales, % (2)
Action Sports: Global Cycling, Snow, and Powersports Leader
Stable Core Sales Base
A combination of two market-leading brands in Bell
and Giro
– Helmets, accessories, footwear and apparel for
cycling, snowsports, and powersports
Segment also includes:
– Blackburn cycling accessories
– Easton cycling wheels and components
– Exit from non-core Mass Fitness / Football
categories, Easton wheels quality issues
– Unfavorable 2012/2013 seasonal weather
A Winning Combination
Notes
1.Reflects core operations – excludes Mass Fitness/Football and Easton Cycling
2.Certain items with immaterial contribution not reflected in graph
Diversified by Both Brand and Category
Core Revenue (1) ($MM)
Core Gross Margin (1) (%)
Mass Accessories
24%
Mass Helmets
9%
Mass Juvenile Licensed
9%
Specialty Cycling Helmets
9%
Powersports
7%
Specialty Cycling
Helmets
14%
Snow
Helmets
8%
Footwear
4%
Other Giro
4%
Easton
6%
Blackburn
6%
6%
6%
30%
Recent performance impacted by:
Giro Bell Blackburn
Easton
58%

Significant Powersports Opportunity
45% Powersports 2011 to 2013E Net Sales CAGR
Highly confident 2014 growth will be even higher due
to last year’s re-acquisition of int’l distribution rights
Domestic door count could more than double in the
next few years
Co-branding arrangement with Harley-Davidson may
lead to a broader global opportunity with this
powerhouse brand
Snowmobile category expansion opportunity
Illustrative Potential if Market Share Approaches
Levels Bell Has in Other Categories
9%
40%
2013E Market Share Illustrative 2018E Market Share
$MM
Poised for Growth
Powersports can easily exceed projections to be a $75M business in the next few years
Source: Management Estimates
$0
$20
$40
$60
$80
$100
$120

Stable Financial Performance
Net Sales
(1)
Gross Profit and Margin
(1)
PF Adj. EBITDA
(1)(2)(3)
and Margin Capital Expenditures
(4)
$MM
$MM, Margins in %
Action Sports Riddell Total BRG Margin
$MM, Margins in %
$MM, Margins in %
Total BRG
Notes
1.Figures may not sum due to rounding
2.A reconciliation of the non-GAAP measures presented to the comparable GAAP information can be found on page 51 of this presentation
3.Pro forma corporate costs of $27MM in 2011, $31MM in 2012, and $22MM in 2013 allocated to Riddell and Action Sports based on annual revenue contribution
4.Capex adjusted for costs related to new distribution center (2012: $0.4MM; 2013E: $3.6MM) and excess corporate project costs (2011: $6.4MM; 2012: $7.6MM; 2013E: $8.0MM)
64
57
62
12
12
13
546
556
533 193
202
195
177
203
205
327
353
369
116 111
105
91
90
76
29 33
42
23
23
33
2.2%
2.1%
2.4%
36.6% 36.3%
35.3%
11.7%
10.2%
11.8%
2011
2012
2013E
2011
2012
2013E
2011
2012
2013E
2011
2012
2013E

Strong Cash Flow Generation
$MM
Conversion: 53.6% 33.0%
Run-Rate Free Cash Flow Bridge
(1)(2)
Notes
1.Illustratively based on 2013E PF Adj. EBITDA; figures may not sum due to rounding
2.Assumed 42% tax rate for estimated taxes and tax-adjusted interest. Estimated taxes calculated based on PF Adj. EBIT and pre-interest tax shield
3.Based on 2013E capex, net of costs related to new distribution center ($3.6MM) and excess corporate project costs ($8.0MM)
(2) (2) (3)
ILLUSTRATIVE
62
13
16
33
13
21
PF Adj. EBITDA Maintenance Capex Est. Taxes Unlevered FCF Tax-Adj. Interest Levered FCF

200
150
100
50
0
Jan
Mar
May
Jul
Sep
Dec
Jan
Mar
May
Jul
Sep
Dec
Jan
Mar
May
Jul
Sep
Dec
$(48MM)
$63MM
$(68MM)
$62MM
$(79MM)

BRG | SPORTS

Net Working Capital Dynamics
Historical Monthly Net Working Capital
(1)
2012
2011
$MM
Preliminary
($MM, unless otherwise noted) 2011A 2012A 2013E
LTM Avg. Days of Sales Outstanding 95 95 92
LTM Avg. Inventory Turns 4.6x 4.3x 4.2x
LTM Avg. Days Payable Outstanding 48 49 49
LTM Avg. Working Capital ($)
(1)
$139 $145 $134
LTM Avg. Working Capital % of Sales 25.4% 26.1% 25.2%
Actual
Total BRG Action Sports Riddell
Note
1.Net working capital includes all current assets and liabilities except cash and cash equivalents, revolving credit facility, current portion of long-term debt, and tax related items
Change from Peak to Trough (and vice versa)
2013
Cycling category builds
inventory in Q1 for Spring
sales push
Snow category inventory
builds through Summer with
bulk of sales booked from
Aug-Oct with fill-in orders
thereafter
Cycles reflect selling
seasons
Riddell sales increase
through August with A/R
collected once high school
football season begins

Product Liability Defense / Insurance
An Emphasis Within BRG
Product liability defense is a core competency of BRG Sports
– We make great products; we fight frivolous cases and we win
“Ordinary course” product liability suits are at an all-time low (Bell, Giro, and Riddell)
– Helmet-related suits at Action Sports continue to decline, fitness (exited category) contributed bulk of new suits in 2012 and 2013
Total premiums / defense / settlement expenses have remained flat at $9MM between 2011 and 2013
BRG Sports has not lost a product liability case at final verdict in 10+ years
BRG Sports maintains significant insurance for helmet product liability
– 2014 policy recently renewed with exact coverage as prior year

Pro Forma Adjusted EBITDA Reconciliation
$MM
(1)
2012 2013
Preliminary GAAP Operating Income $38.4 $26.7
Inclusion / (Removal) of Profits for Certain Baseball/Softball Business Lines
(2)
(2.4) (2.4)
Inclusion of Profits for Certain Action Sports Business Lines
(3)
5.0 -
Overhead Absorption of Divested / Non Borrower Businesses
(4)
(12.3) (12.2)
Non-Cash Stock Compensation 3.3 6.5
Standalone Operating Income $32.1 $18.6
Other Non-Recurring and Extraordinary Charges, Gains and Losses
(5)
0.4 16.2
Preliminary Adjusted Operating Income
(6)
$32.5 $34.8
Depreciation and Amortization 24.1 23.7
Preliminary Adjusted EBITDA
(6)
$56.6 $58.5
Pro Forma Adjustment
(7)
– 3.9
Pro Forma Adjusted EBITDA
(6)
$56.6 $62.4
Notes
1.
The financials presented for 2012 are derived from the audited subsidiary-level financials of the Company.  The financials presented for 2013 are derived from the preliminary, unaudited subsidiary-level financials of the
Company.  The subsidiary-level audit for 2013 is underway. Figures may not sum due to rounding.
2.
Revenues and expenses related to baseball / softball products sold through mass merchandisers were historically booked through BRG Sports. This product line is being divested as part of the Easton operations being sold to
Bauer Performance Sports. Discontinued mass fitness and mass football product lines are included in unadjusted figures. The financials presented for 2012 are derived from the audited subsidiary-level financials of the
Company.  The financials presented for 2013 are derived from the preliminary, unaudited subsidiary-level financials of the Company.  The subsidiary-level audit for 2013 is underway.
3.
Certain revenues and expenses related to Easton wheels and components were historically booked through Easton Sports. The accounting for this was changed to be included within BRG Sports in 2013.
4.
Represents corporate costs, including depreciation and amortization, allocated to the Easton Sports, Inc. subsidiary as part of the audit process that are stranded post-divestiture and will remain with BRG Sports.
5.
Represents actual expenses historically permitted to be excluded pursuant to the Company’s Senior Secured Credit Facilities. Such amount for 2013 includes (i) $9.7 million of expenses paid in connection with employee severance, retention, relocation and contract termination, (ii) $2.2 million of expenses incurred in conjunction with the divestiture of the Easton businesses, the refinancing and the acquisition of the Bell international powersports rights, (iii) $1.3 million of extraordinary inventory write-offs and costs related to the exit from certain product categories, (iv) $1.0 million of other extraordinary gains, losses or expenses, and (v) $1.9 million of additional extraordinary items identified as part of Ernst & Young’s quality of earnings review; figures may not sum due to rounding
6.
This presentation contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles. Adjusted EBITDA, Pro Forma Adjusted EBITDA, Adjusted Operating Income, and Adjusted Capital Expenditures, and any ratios derived therefrom, are non-GAAP financial measures that exclude certain items such as asset impairments, restructuring activities and other extraordinary gains/losses, in order to estimate our financial results and financial position on a going forward basis. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for GAAP results.
7.
Includes full-year impact of cost reductions implemented and anticipated cost reduction initiatives upon separation of the Easton businesses and the Financing.